SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: June 15, 2000


                         FNANB CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


  United States                       333-32591                  58-1897792
  -------------                       ---------                  ----------
 (State or other                     (Commission                (IRS Employer
  jurisdiction                        File No.)              Identification No.)
of incorporation)

225 Chastain Meadows Court, Kennesaw, Georgia                         30144
---------------------------------------------                         -----
  (Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900


Item 5               Other Events.
                     -------------

                     The registrant distributed the Certificateholders Statement
                     for  the   month   of  May  2000  to  the   Series   1997-2
                     Certificateholders on June 15, 2000.

                     The registrant distributed the Certificateholders Statement
                     for  the   month   of  May  2000  to  the   Series   1998-1
                     Certificateholders on June 15, 2000.




                                      - 1 -







    Item 7(c).    Exhibits.
                  ---------

                  The  following  is filed as an  exhibit to this  report  under
                  Exhibit 28:

         99.1 Series 1997-2 Certificateholders Statement for the month of May 2000.

         99.2 Series 1998-1 Certificateholders Statement for the month of May 2000.






                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FNANB CREDIT CARD
                                            MASTER TRUST


                                            By:       FIRST NORTH AMERICAN
                                                      NATIONAL BANK, as
                                                      Transferor and Servicer


                                            By:       s/Michael T. Chalifoux
                                                      Michael T. Chalifoux
                                                      Chairman of the Board





Date:      June 15, 2000

                                       -2-

















                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549












                                    EXHIBITS
                                       TO
                                    FORM 8-K


                         FNANB CREDIT CARD MASTER TRUST












                                INDEX TO EXHIBITS



      Exhibit
      Number                         Exhibit


         99.1 Series 1997-2 Certificateholders Statement for the month of May 2000.


         99.2 Series 1998-1 Certificateholders Statement for the month of May 2000.